Putnam
Tax Smart
Equity Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

[GRAPHIC OMITTED: TEAPOT]

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

One of the distinguishing features of Putnam Tax Smart Equity Fund is its strategy of maximizing its tax efficiency, including taking advantage of tax losses in a declining stock market. This is exactly what the fund's management team has done in recent months. Because these losses can later be used to offset future gains, they can be seen as the silver lining to a stormy market environment. The fund's blended investment style is also particularly well suited to this type of environment, which prevailed during the fund's 2002 fiscal year ended October 31, 2002.

It was a period characterized by an essentially trendless market, one in which individual stock selection made more sense than seeking to divine broad industry and sector trends. While the fund was unable to deliver positive results for the fiscal year, it did outperform its benchmark, the Standard & Poor's 500 Index, and the average for its Lipper peer group. You will find the details in the following report, in which the management team gives a full accounting of both the bright spots and the disappointments.

In their report, the managers also offer their views of the fund's prospects as it begins its fourth full year of operations. In their view, it is well positioned to help provide both tax efficiency and capital growth.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam U.S. Core Team

While Putnam Tax Smart Equity Fund struggled along with the rest of the stock market during its 2002 fiscal year, strong stock selection enabled it to outperform both its benchmark, the Standard & Poor's 500 Index, and the average for its Lipper peer group. For complete performance information, see page 7. While it is always unpleasant to have to report a negative absolute return, we believe your fund's solid relative performance shows the value of its blend investment style. As a blend fund, it has the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). The blend approach seeks to take advantage of investment opportunities regardless of whether growth stocks or value stocks are in favor. Of equal importance, your fund's management team took advantage of the stock market's downturn to harvest tax losses that can be used to offset gains for some time to come.

Total return for 12 months ended 10/31/02

      Class A          Class B          Class C           Class M
    NAV     POP       NAV   CDSC       NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
  -11.45%  -16.59%  -12.13% -16.53%  -12.13% -13.01%  -11.90%  -15.02%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* DIFFICULT MARKET ENVIRONMENT CONTINUED

The stock market presented particularly challenging conditions for investors during your fund's fiscal year. Different sectors fell in and out of favor and investor confidence was rocked by a spate of emerging corporate accounting scandals and the prospect of war with Iraq. A common thread among stocks that fared best was a strong balance sheet, which indicated the health and financial strength of the companies themselves.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals        12.5%

Banking                 8.7%

Retail                  8.6%

Financial               7.6%

Software                6.7%

Footnote reads:
*Based on net assets as of 10/31/02. Holdings will vary over time.

After the speculative bubble of the late 1990s, most analysts agreed that the market was due for a correction. Stocks had become overvalued as investors poured money into the market while ignoring important factors such as a company's financial health. With corporate governance issues emerging with frightening regularity, stocks came down as investors lost confidence in the accuracy of corporate financial accounting.

We believe that the net result of this pain should be a positive one: a stronger system with more independent corporate boards, improved clarity in corporate reporting, and heightened scrutiny of corporate accounting measures. In the end, we should be left with a healthier investment environment characterized by stricter corporate governance.

* FUND MANAGEMENT RELIED ON BOTTOM-UP STOCK SELECTION

During the period, strong stock selection helped your fund outperform both its benchmark and the average of its peers. No particularly large sector bets were made -- a positive attribute in a trendless market -- nor was there a tilt toward value or growth stocks. We also structured the portfolio to be neither defensive nor aggressive.

Areas where stock selection was particularly successful included the consumer, technology, health-care, and finance sectors. At the same time, fund performance was held back somewhat by positions in industrial conglomerates such as General Electric and Tyco International.

During the fiscal year, our focus on stock fundamentals and valuations, as opposed to a style-oriented strategy, proved the worth of following our blend approach. We combined different measures to choose stocks for the fund, a strategy that we feel enables us to identify stocks with significant potential before the market does. We analyze company performance, valuation, momentum, and pricing trends. As we mentioned, in 2002 investors started to gravitate toward companies offering high-quality management and solid financial health. Using in-depth analysis and research, we made the shift toward quality before the overall market did, choosing companies offering particular financial strength, solid balance sheets, management discretion, operating efficiency, and productive assets.

Fund Profile

Putnam Tax Smart Equity Fund invests primarily in large companies, seeking those believed to be worth more than their current stock prices indicate. The portfolio can own growth and value stocks without a bias toward either style. The fund is designed for investors seeking to reduce the impact of taxes on their investment returns.


* DISCIPLINED RESEARCH AND ANALYSIS PROVED BENEFICIAL

We seek to avoid problem situations by making sure that the companies we analyze produce financial reports that are believable. We also look for companies with simple business plans and straightforward accounting, seeking to add them to the portfolio before the market comes to recognize their worth. Firms such as AutoZone, discount retailer TJX, diversified consumer goods provider Fortune Brands, and Office Depot offered healthy, growing, and credible balance sheets.

Among the stocks that were particularly helpful to performance was defense and aerospace contractor Lockheed Martin. The firm benefited from increased defense spending resulting from the war on terrorism, as well as solid management. This stock was a large position in the fund until we sold it when its valuation had reached the upper range of our price target. Diversified media company USA Interactive also provided strong performance, as it was able to gain advertising share from its larger competitors. The fund benefited from the stock's rise, and we sold it from the portfolio before its share price declined, based on our belief that the company's shift from a traditional media company to one more dependent on Internet businesses made its future too uncertain. Bank of America also performed well, due to its significant consumer exposure and dominant market share. Fortune Brands, already mentioned, also was a positive contributor, as it gained market share and added value through acquisitions.

Lipper Inc. ranked Putnam Tax Smart Equity Fund's class A shares 81 out of 919 (9th percentile) large-cap core funds tracked for the 1-year period ended 10/31/02.

The fund's class A shares ranked 49 out of 710 (7th percentile) for the 3-year period ended 10/31/02. Lipper Inc. ranks funds (without sales charges) with similar investment styles or objectives as determined by Lipper. Past performance does not indicate future results.

Stocks that dampened performance included Tyco International, which struggled with corporate governance issues. Due to its uncertain future, we reduced the fund's position in Tyco to a similar weighting as that found in the S&P 500. The fund maintained a small position in the stock of California utility Edison International, which declined as one of its subsidiaries declared bankruptcy in the aftermath of the California power crisis. We thought the valuation was too attractive to ignore, given our belief that the firm should survive and that the stock price should recover to a level that more accurately reflects the value of the company.

* FUND POSITIONED FOR TAX EFFICIENCY AND CAPITAL GROWTH

Your fund was created at a particularly fortuitous time for tax-conscious investors. Because the stock market has encountered significant struggles since the fund's inception, we have been able to build up significant tax losses to offset the tax effects of gains going forward. The fund has made no taxable distributions to investors since its inception. With valuations falling to relatively low levels, we have been able to offer competitive relative returns while managing the fund for tax efficiency.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

Citigroup, Inc.
Financial

Pfizer, Inc.
Pharmaceuticals

Johnson & Johnson
Pharmaceuticals

S&P 500 Index Depositary Receipts
(SPDR Trust Series 1)
Other

Exxon Mobil Corp.
Oil and gas

Philip Morris Cos., Inc.
Tobacco

Procter & Gamble Co.
Consumer goods

Freddie Mac
Financial

MBNA Corp.
Consumer finance

Footnote reads:
These holdings represent 30.3% of the fund's net assets as of 10/31/02. Portfolio holdings will vary over time.

With overcapacity remaining in certain segments of the market, the future is uncertain. Some sectors of the economy appear healthy, but not all. Inflation remains low, and we believe the monetary stimulus offered by the Federal Reserve Board's easing policy should have the desired impact of reviving growth. Of course, the prospect of war with Iraq and the fear of further terror attacks are weighing heavily on market sentiment. A significant amount of money that has remained on the sidelines during the market's downturn could help sustain any rally if assets flow back into stocks. Increased scrutiny of corporate accounting practices should inspire greater confidence, as investors become more trusting that they can accurately measure returns on capital. For long-term investors, we believe that the recent downturn in valuations and improved health of the stock market should combine to offer significant opportunities going forward.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam U.S. Core Team. The members of the team are Kevin Divney (Portfolio Leader), James Wiess (Portfolio
Member), Richard Cervone, Richard England, Paul Marrkand, Michael Nance, Justin Scott, Paul Warren, and Manuel Weiss.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (7/1/99)       (10/1/99)       (10/1/99)       (3/28/00)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -11.45% -16.59% -12.13% -16.53% -12.13% -13.01% -11.90% -15.02%
------------------------------------------------------------------------------
Life of fund    -18.99  -23.64  -21.01  -23.38  -21.01  -21.01  -20.18  -23.01
Annual average   -6.12   -7.77   -6.83   -7.68   -6.83   -6.83   -6.54   -7.54
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/02

                            Standard & Poor's         Consumer
                               500 Index             price index
------------------------------------------------------------------------------
1 year                          -15.11%                 2.08%
------------------------------------------------------------------------------
Life of fund                    -32.58                  9.22
Annual average                  -11.14                  2.68
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

LIPPER INFORMATION:

The average cumulative return for the 919 funds in the Lipper Large-Cap Core Funds category over the 12 months ended 10/31/02 was -16.25%. Over the life-of-fund period ended 10/31/02, the annualized return for the category was -11.62%.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/1/99

               Fund's class A           S&P 500           Consumer price
Date            shares at POP            Index                index

7/1/99              9,425               10,000               10,000
10/31/99            9,404                9,969               10,114
4/30/00            11,269               10,686               10,307
10/31/00           12,419               10,576               10,463
4/30/01            10,369                9,300               10,638
10/31/01            8,623                7,942               10,686
4/30/02             9,024                8,126               10,800
10/31/02           $7,636               $6,742              $10,922

Footnote reads:
Past performance does not indicate future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of shares. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $7,899 ($7,662 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $7,899 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $7,982 ($7,699 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 10/31/02

                     Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Share value:       NAV     POP        NAV            NAV        NAV     POP
------------------------------------------------------------------------------
10/31/01         $7.95   $8.44       $7.83          $7.83     $7.90   $8.19
------------------------------------------------------------------------------
10/31/02          7.04    7.47        6.88           6.88      6.96    7.21
------------------------------------------------------------------------------
*The fund made no distributions during the period.

TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                    Class A        Class B         Class C         Class M
(inception dates)   (7/1/99)      (10/1/99)       (10/1/99)       (3/28/00)
                   NAV    POP    NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -18.30% -22.99% -18.84% -22.90% -18.84% -19.65% -18.57% -21.39%
------------------------------------------------------------------------------
Life of fund    -26.01  -30.26  -27.78  -29.95  -27.78  -27.78  -27.06  -29.65
Annual average   -8.85  -10.50   -9.53  -10.37   -9.53   -9.53   -9.25  -10.25
------------------------------------------------------------------------------



AFTER-TAX TOTAL RETURN COMPARISON FOR CLASS A SHARES
FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                                                                                          POP after tax
                                                                  POP after tax          on distributions
                             NAV pretax       POP pretax         on distributions        and sale of shares
-----------------------------------------------------------------------------------------------------------
Class A (inception 7/1/99)
1 year                        -18.30%          -22.99%               -22.99%                  -14.12%
-----------------------------------------------------------------------------------------------------------
Life of fund                  -26.01           -30.26                -30.26                   -24.21
Annual average                 -8.85           -10.50                -10.50                    -8.17
-----------------------------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Except for after-tax total return calculations for class A shares, the returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of shares. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other classes.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged index of common stock performance. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Tax Smart Funds Trust and
Shareholders of Putnam Tax Smart Equity Fund
(a series of Putnam Tax Smart Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Smart Equity Fund (the "fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 5, 2002



THE FUND'S PORTFOLIO
October 31, 2002

COMMON STOCKS (100.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
             11,700 Omnicom Group, Inc.                                                                    $674,271

Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------------------------------------------
             28,700 United Technologies Corp.                                                             1,769,929

Automotive (0.7%)
-------------------------------------------------------------------------------------------------------------------
             66,998 Lear Corp. (NON)                                                                      2,448,777

Banking (8.7%)
-------------------------------------------------------------------------------------------------------------------
             89,100 Bank of America Corp.                                                                 6,219,180
             71,500 Bank One Corp.                                                                        2,757,755
             20,400 Comerica, Inc.                                                                          890,664
             49,600 First Tennessee National Corp.                                                        1,839,168
             63,800 Greenpoint Financial Corp.                                                            2,779,766
             26,900 M&T Bank Corp.                                                                        2,203,648
            111,200 Sovereign Bancorp, Inc.                                                               1,565,696
            316,409 U.S. Bancorp                                                                          6,673,066
             71,100 Washington Mutual, Inc.                                                               2,542,536
             30,700 Wells Fargo & Co.                                                                     1,549,429
             28,800 Zions Bancorporation                                                                  1,158,048
                                                                                                      -------------
                                                                                                         30,178,956

Beverage (1.9%)
-------------------------------------------------------------------------------------------------------------------
             21,300 Coca-Cola Co. (The)                                                                     990,024
            126,600 PepsiCo, Inc.                                                                         5,583,060
                                                                                                      -------------
                                                                                                          6,573,084

Biotechnology (1.1%)
-------------------------------------------------------------------------------------------------------------------
             65,000 Amgen, Inc. (NON)                                                                     3,026,400
             35,500 MedImmune, Inc. (NON)                                                                   907,025
                                                                                                      -------------
                                                                                                          3,933,425

Broadcasting (1.2%)
-------------------------------------------------------------------------------------------------------------------
             97,200 Viacom, Inc. Class B (NON)                                                            4,336,092

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
             37,300 Comcast Corp. Class A (NON)                                                             858,273

Capital Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
             15,200 W.W. Grainger, Inc.                                                                     736,592

Chemicals (1.7%)
-------------------------------------------------------------------------------------------------------------------
             17,800 3M Co.                                                                                2,259,532
             32,000 Eastman Chemical Co.                                                                  1,162,880
             44,200 Engelhard Corp.                                                                         979,030
             30,300 PPG Industries, Inc.                                                                  1,425,009
                                                                                                      -------------
                                                                                                          5,826,451

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
             41,700 H&R Block, Inc.                                                                       1,850,646
             43,900 Sabre Holdings Corp. (NON)                                                              842,002
                                                                                                      -------------
                                                                                                          2,692,648

Communications Equipment (1.4%)
-------------------------------------------------------------------------------------------------------------------
            441,555 Cisco Systems, Inc. (NON)                                                             4,936,585

Computers (3.6%)
-------------------------------------------------------------------------------------------------------------------
            178,900 Dell Computer Corp. (NON)                                                             5,118,329
            141,200 EMC Corp. (NON)                                                                         721,532
            290,843 Hewlett-Packard Co.                                                                   4,595,319
             27,100 IBM Corp.                                                                             2,139,274
                                                                                                      -------------
                                                                                                         12,574,454

Conglomerates (2.4%)
-------------------------------------------------------------------------------------------------------------------
            251,650 General Electric Co.                                                                  6,354,163
            134,100 Tyco International, Ltd. (Bermuda)                                                    1,939,086
                                                                                                      -------------
                                                                                                          8,293,249

Consumer Finance (2.5%)
-------------------------------------------------------------------------------------------------------------------
             13,975 Countrywide Credit Industries, Inc.                                                     703,082
             42,100 Household International, Inc.                                                         1,000,296
            349,450 MBNA Corp.                                                                            7,097,330
                                                                                                      -------------
                                                                                                          8,800,708

Consumer Goods (3.5%)
-------------------------------------------------------------------------------------------------------------------
             21,700 Clorox Co.                                                                              974,981
             52,200 Fortune Brands, Inc.                                                                  2,613,132
             21,700 Kimberly-Clark Corp.                                                                  1,117,550
             85,000 Procter & Gamble Co.                                                                  7,518,250
                                                                                                      -------------
                                                                                                         12,223,913

Containers (0.4%)
-------------------------------------------------------------------------------------------------------------------
             92,500 Sealed Air Corp. (NON)                                                                1,417,100

Electric Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
            118,700 CenterPoint Energy, Inc.                                                                840,396
            142,500 Edison International (NON)                                                            1,432,125
             18,200 Entergy Corp.                                                                           802,438
                                                                                                      -------------
                                                                                                          3,074,959

Electronics (2.6%)
-------------------------------------------------------------------------------------------------------------------
             37,800 Analog Devices, Inc. (NON)                                                            1,013,040
            337,800 Intel Corp.                                                                           5,843,940
             26,200 Maxim Integrated Products, Inc.                                                         834,208
             37,700 QLogic Corp. (NON)                                                                    1,312,337
                                                                                                      -------------
                                                                                                          9,003,525

Energy (2.0%)
-------------------------------------------------------------------------------------------------------------------
             57,200 BJ Services Co. (NON)                                                                 1,734,876
             39,000 ENSCO International, Inc.                                                             1,054,560
            262,000 Halliburton Co.                                                                       4,239,160
                                                                                                      -------------
                                                                                                          7,028,596

Engineering & Construction (0.6%)
-------------------------------------------------------------------------------------------------------------------
             84,400 Fluor Corp.                                                                           1,996,060

Financial (7.6%)
-------------------------------------------------------------------------------------------------------------------
            395,500 Citigroup, Inc.                                                                      14,613,725
             49,800 Fannie Mae                                                                            3,329,628
            119,300 Freddie Mac                                                                           7,346,494
             31,400 MGIC Investment Corp.                                                                 1,317,544
                                                                                                      -------------
                                                                                                         26,607,391

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
             95,400 Archer Daniels Midland Co.                                                            1,299,348

Gaming & Lottery (1.2%)
-------------------------------------------------------------------------------------------------------------------
             58,700 Harrah's Entertainment, Inc. (NON)                                                    2,465,400
             21,300 International Game Technology (NON)                                                   1,601,973
                                                                                                      -------------
                                                                                                          4,067,373

Health Care Services (2.1%)
-------------------------------------------------------------------------------------------------------------------
             22,900 McKesson Corp.                                                                          682,649
             62,000 Oxford Health Plans, Inc. (NON)                                                       2,204,720
             13,517 Tenet Healthcare Corp. (NON)                                                            388,614
             23,400 UnitedHealth Group, Inc.                                                              2,128,230
             25,800 Wellpoint Health Networks, Inc. (NON)                                                 1,940,418
                                                                                                      -------------
                                                                                                          7,344,631

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
             22,000 Whirlpool Corp.                                                                       1,025,420

Insurance (1.9%)
-------------------------------------------------------------------------------------------------------------------
             87,000 American International Group, Inc.                                                    5,441,850
             35,000 Radian Group, Inc.                                                                    1,234,450
                                                                                                      -------------
                                                                                                          6,676,300

Investment Banking/Brokerage (0.6%)
-------------------------------------------------------------------------------------------------------------------
            107,800 JPMorgan Chase & Co.                                                                  2,236,850

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
             33,700 Royal Caribbean Cruises, Ltd.                                                           618,732

Machinery (1.1%)
-------------------------------------------------------------------------------------------------------------------
             67,800 Ingersoll-Rand Co. Class A (Bermuda)                                                  2,644,200
             24,800 Parker-Hannifin Corp.                                                                 1,082,024
                                                                                                      -------------
                                                                                                          3,726,224

Media (1.4%)
-------------------------------------------------------------------------------------------------------------------
             72,800 AOL Time Warner, Inc. (NON)                                                           1,073,800
             95,600 Echostar Communications Corp. Class A (NON)                                           1,949,284
             23,500 Fox Entertainment Group, Inc. Class A (NON)                                             573,635
             73,000 Walt Disney Co. (The)                                                                 1,219,100
                                                                                                      -------------
                                                                                                          4,815,819

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
             26,300 Guidant Corp. (NON)                                                                     777,691

Metals (0.2%)
-------------------------------------------------------------------------------------------------------------------
             57,900 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                      706,380

Oil & Gas (4.6%)
-------------------------------------------------------------------------------------------------------------------
             38,900 Burlington Resources, Inc.                                                            1,602,680
            276,400 Exxon Mobil Corp.                                                                     9,303,624
             37,200 Royal Dutch Petroleum Co. ADR (Netherlands)                                           1,591,416
             44,300 Talisman Energy, Inc. (Canada)                                                        1,626,696
             20,300 TotalFinaElf SA ADR (France)                                                          1,380,806
             26,600 XTO Energy, Inc.                                                                        639,730
                                                                                                      -------------
                                                                                                         16,144,952

Other (2.8%)
-------------------------------------------------------------------------------------------------------------------
            109,200 S&P 500 Index Depositary Receipts (SPDR Trust Series 1)                               9,666,384

Pharmaceuticals (12.5%)
-------------------------------------------------------------------------------------------------------------------
             64,400 Abbott Laboratories                                                                   2,696,428
             11,300 Allergan, Inc.                                                                          615,285
             26,800 Barr Laboratories, Inc. (NON)                                                         1,576,644
             17,900 Forest Laboratories, Inc. (NON)                                                       1,754,021
            209,400 Johnson & Johnson                                                                    12,302,248
             62,400 King Pharmaceuticals, Inc. (NON)                                                        957,840
             11,300 Lilly (Eli) & Co.                                                                       627,150
             82,300 Merck & Co., Inc.                                                                     4,463,952
            416,700 Pfizer, Inc.                                                                         13,238,559
             64,300 Pharmacia Corp.                                                                       2,764,900
            123,313 Schering-Plough Corp.                                                                 2,632,733
                                                                                                      -------------
                                                                                                         43,629,760

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
              9,407 Reliant Resources, Inc. (NON)                                                            17,685

Publishing (0.9%)
-------------------------------------------------------------------------------------------------------------------
             51,200 McGraw-Hill Cos., Inc. (The)                                                          3,302,400

Regional Bells (1.6%)
-------------------------------------------------------------------------------------------------------------------
            133,600 SBC Communications, Inc.                                                              3,428,176
             56,900 Verizon Communications, Inc.                                                          2,148,544
                                                                                                      -------------
                                                                                                          5,576,720

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
             70,200 Yum! Brands, Inc. (NON)                                                               1,581,606

Retail (8.6%)
-------------------------------------------------------------------------------------------------------------------
             24,500 AutoZone, Inc. (NON)                                                                  2,101,365
             79,100 Blockbuster, Inc. Class A                                                             1,896,027
             56,300 Circuit City Stores-Circuit City Group                                                  557,933
            100,000 Home Depot, Inc. (The)                                                                2,888,000
            125,300 JC Penney Co., Inc.                                                                   2,386,965
             35,400 Kohl's Corp. (NON)                                                                    2,069,130
            186,910 Limited, Inc. (The)                                                                   2,928,880
             50,200 Lowe's Cos., Inc.                                                                     2,094,846
            186,400 Office Depot, Inc. (NON)                                                              2,682,296
            145,200 Staples, Inc. (NON)                                                                   2,238,984
            143,700 TJX Cos., Inc. (The)                                                                  2,948,724
             99,700 Wal-Mart Stores, Inc.                                                                 5,338,935
                                                                                                      -------------
                                                                                                         30,132,085

Software (6.7%)
-------------------------------------------------------------------------------------------------------------------
             35,400 Activision, Inc. (NON)                                                                  725,700
            121,200 BMC Software, Inc. (NON)                                                              1,931,928
             34,400 Cognos, Inc. (Canada) (NON)                                                             681,808
            115,700 Computer Associates International, Inc.                                               1,719,302
            290,800 Microsoft Corp. (NON)                                                                15,549,076
            252,500 Oracle Corp. (NON)                                                                    2,572,975
                                                                                                      -------------
                                                                                                         23,180,789

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
             54,200 Accenture, Ltd. Class A (Bermuda) (NON)                                                 914,896
             61,400 Computer Sciences Corp. (NON)                                                         1,982,606
                                                                                                      -------------
                                                                                                          2,897,502

Telecommunications (1.6%)
-------------------------------------------------------------------------------------------------------------------
            198,200 AT&T Corp.                                                                            2,584,528
             38,700 CenturyTel, Inc.                                                                      1,096,371
            215,900 Citizens Communications Co. (NON)                                                     1,796,288
                                                                                                      -------------
                                                                                                          5,477,187

Textiles (2.0%)
-------------------------------------------------------------------------------------------------------------------
             70,100 Jones Apparel Group, Inc. (NON)                                                       2,428,264
             79,500 Reebok International, Ltd. (NON)                                                      2,245,875
             58,800 V.F. Corp.                                                                            2,165,016
                                                                                                      -------------
                                                                                                          6,839,155

Tobacco (2.6%)
-------------------------------------------------------------------------------------------------------------------
            218,600 Philip Morris Cos., Inc.                                                              8,907,950

Toys (0.5%)
-------------------------------------------------------------------------------------------------------------------
             47,100 Hasbro, Inc.                                                                            481,362
             69,000 Mattel, Inc.                                                                          1,266,840
                                                                                                      -------------
                                                                                                          1,748,202
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $385,666,827)                                              $348,382,183
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $348,545,857.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$385,666,827) (Note 1)                                                         $348,382,183
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           291,186
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               46,119
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,115,283
-------------------------------------------------------------------------------------------
Total assets                                                                    351,834,771

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    220,243
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,429,343
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          689,487
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        625,235
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           47,334
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,152
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            860
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              191,518
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               71,742
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,288,914
-------------------------------------------------------------------------------------------
Net assets                                                                     $348,545,857

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $548,615,471
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (162,784,970)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (37,284,644)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $348,545,857

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($152,184,573 divided by 21,609,048 shares)                                           $7.04
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.04)*                                $7.47
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($142,805,521 divided by 20,749,741 shares)**                                         $6.88
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($49,385,286 divided by 7,174,166 shares)**                                           $6.88
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,170,477 divided by 599,606 shares)                                                $6.96
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $6.96)*                                $7.21
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $25,152)                                        $6,361,102
-------------------------------------------------------------------------------------------
Interest                                                                             25,303
-------------------------------------------------------------------------------------------
Total investment income                                                           6,386,405

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,168,704
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      552,960
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    17,331
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     10,787
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               486,425
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,858,394
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               680,187
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                40,726
-------------------------------------------------------------------------------------------
Other                                                                               319,214
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,134,728
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (87,199)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,047,529
-------------------------------------------------------------------------------------------
Net investment loss                                                                (661,124)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (42,623,832)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                       (7,533,413)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (50,157,245)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(50,818,369)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                       --------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                     $(661,124)            $(455,528)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                      (42,623,832)         (114,026,424)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (7,533,413)          (98,518,050)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (50,818,369)         (213,000,002)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (94,022,744)          151,944,264
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (144,841,113)          (61,055,738)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     493,386,970           554,442,708
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $-- and $--, respectively)                                        $348,545,857          $493,386,970
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  July 1, 1999+
operating performance                       Year ended October 31          to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.95       $11.45        $8.67        $8.69
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(a)          .02          .03         (.01)        (.01) (d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.93)       (3.53)        2.79         (.01)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.91)       (3.50)        2.78         (.02)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.04        $7.95       $11.45        $8.67
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.45)      (30.57)       32.06         (.23)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $152,185     $211,340     $237,615      $23,857
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.15         1.10         1.16          .44* (d)
----------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .28          .35         (.09)        (.16)* (d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 81.99       294.17       224.05        30.65*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.59% for the period ended October 31, 1999.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Oct. 1, 1999+
operating performance                       Year ended October 31          to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.83       $11.36        $8.67        $8.35
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.04)        (.10)        (.01) (d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.91)       (3.49)        2.79          .33
----------------------------------------------------------------------------------------
Total from
investment operations                   (.95)       (3.53)        2.69          .32
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.88        $7.83       $11.36        $8.67
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.13)      (31.07)       31.03         3.83*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $142,806     $198,963     $233,960      $22,535
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.90         1.85         1.91          .19* (d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.47)        (.40)        (.85)        (.12)* (d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 81.99       294.17       224.05        30.65*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.18% for the period ended October 31, 1999.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 Oct. 1, 1999+
operating performance                       Year ended October 31         to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.83       $11.36        $8.67        $8.35
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.04)        (.09)        (.01) (d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.91)       (3.49)        2.78          .33
----------------------------------------------------------------------------------------
Total from
investment operations                   (.95)       (3.53)        2.69          .32
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.88        $7.83       $11.36        $8.67
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.13)      (31.07)       31.03         3.83*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $49,385      $77,749      $79,682       $3,882
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.90         1.85         1.91          .19* (d)
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.47)        (.41)        (.82)        (.12)* (d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 81.99       294.17       224.05        30.65*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on average net assets, of 0.18% for the period ended October 31, 1999.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                                             For the period
Per-share                                   Year ended      March 28, 2000+
operating performance                       October 31       to October 31
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.90       $11.43       $12.08
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.02)        (.02)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.92)       (3.51)        (.63)
---------------------------------------------------------------------------
Total from
investment operations                   (.94)       (3.53)        (.65)
---------------------------------------------------------------------------
Net asset value,
end of period                          $6.96        $7.90       $11.43
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.90)      (30.88)       (5.38)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,170       $5,336       $3,186
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.65         1.60          .99*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.22)        (.18)        (.15)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 81.99       294.17       224.05
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002

Note 1
Significant accounting policies

Putnam Tax Smart Equity Fund (the "fund") is a series of Putnam Tax Smart Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes have potential for long-term growth.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreement The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $157,818,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $420,000    October 31, 2007
     3,129,000    October 31, 2008
   110,397,000    October 31, 2009
    43,872,000    October 31, 2010

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2002, the fund reclassified $661,124 to decrease accumulated net investment loss and $667,317 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $6,193.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                           $14,333,273
Unrealized depreciation                           (56,584,474)
                                         --------------------
Net unrealized depreciation                       (42,251,201)
Undistributed ordinary income                              --
Capital loss carryforward                        (157,818,413)
Post October loss                                          --

Cost for federal
income tax purposes                              $390,633,384

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee,
administrative services,
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2002, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2002, the fund's expenses were reduced by $87,199 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $765 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $59,718 and $3,138 from the sale of class A and class M shares, respectively, and received $531,720 and $7,131 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received $14,232 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $366,030,369 and $460,073,054, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,754,070         $30,756,574
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,754,070          30,756,574

Shares repurchased                          (8,716,885)        (68,910,403)
---------------------------------------------------------------------------
Net decrease                                (4,962,815)       $(38,153,829)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,151,572        $132,375,220
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            13,151,572         132,375,220

Shares repurchased                          (7,328,913)        (68,911,943)
---------------------------------------------------------------------------
Net increase                                 5,822,659         $63,463,277
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,302,213         $26,755,022
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,302,213          26,755,022

Shares repurchased                          (7,957,602)        (61,231,344)
---------------------------------------------------------------------------
Net decrease                                (4,655,389)       $(34,476,322)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,806,818         $98,504,313
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,806,818          98,504,313

Shares repurchased                          (4,997,552)        (45,707,625)
---------------------------------------------------------------------------
Net increase                                 4,809,266         $52,796,688
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,097,240          $8,902,208
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,097,240           8,902,208

Shares repurchased                          (3,848,229)        (29,784,390)
---------------------------------------------------------------------------
Net decrease                                (2,750,989)       $(20,882,182)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,159,989         $51,750,237
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             5,159,989          51,750,237

Shares repurchased                          (2,247,594)        (20,321,089)
---------------------------------------------------------------------------
Net increase                                 2,912,395         $31,429,148
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    251,780          $2,017,628
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               251,780           2,017,628

Shares repurchased                            (327,977)         (2,528,039)
---------------------------------------------------------------------------
Net decrease                                   (76,197)          $(510,411)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    612,748          $6,219,502
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               612,748           6,219,502

Shares repurchased                            (215,734)         (1,964,351)
---------------------------------------------------------------------------
Net increase                                   397,014          $4,255,151
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of October 31, 2002, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian
(1/13/56), Vice President and      Since 2002                    Senior Managing Director, Putnam
Principal Executive Officer                                      Investments

Michael T. Healy
(1/24/58), Assistant Treasurer     Since 2000                    Managing Director, Putnam Investments
and Principal Accounting
Officer

Steven D. Krichmar
(6/27/58), Vice President and      Since 2002                    Managing Director, Putnam Investments.
Principal Financial Officer                                      Prior to 2001, Partner,
                                                                 PricewaterhouseCoopers LLP

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to 2002, Chief Executive Officer,
                                                                 Delaware Management Holdings, Inc.; prior
                                                                 to 2000, President and Chief Operating
                                                                 Officer, United Asset Management

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen
(6/7/45), Clerk and                Since 1993                    Clerk and Assistant Treasurer, The
Assistant Treasurer                                              Putnam Funds

Justin M. Scott
(9/16/57), Vice President          Since 1999                    Managing Director of Putnam Management

Paul C. Warren
(10/6/60), Vice President          Since 2001                    Managing Director of Putnam Management
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*Closed to new investors.

+An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


AN070-84075  2MI  12/02